Supplement to the
Fidelity® Select Portfolios®
Telecommunications Services Sector
April 29, 2011
Prospectus

The following information replaces similar information for Wireless Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 7.

Kyle Weaver (lead portfolio manager) has managed the fund since July 2009.

Matthew Drukker (co-manager) has managed the fund since December 2011.

The following information replaces the biographical information for Gavin Baker found in the "Fund Management" section on page 17.

Matthew Drukker is co-manager of Select Wireless Portfolio, which he has managed since December 2011. Prior to joining Fidelity Investments in August 2008 as a research analyst, Mr. Drukker was an investment banker at Sander O'Neill in New York from 1999 to 2006.

SELTS-11-01  December 14, 2011
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